Exhibit 99.1

News Release

Contacts:	Catherine Evans Investor Relations Oracle Corporation (650) 506-4073	Bob Wynne Corporate Communications Oracle Corporation (650) 506-5834

ORACLE REPORTS Q2 GAAP EPS OF 15 CENTS, NON-GAAP EPS OF 19 CENTS

GAAP Applications New License Revenues were up 42% in North America and 24% World-Wide

REDWOOD SHORES, Calif., December 15, 2005 — Oracle Corporation (NASDAQ: ORCL) today announced fiscal 2006 Q2 GAAP revenues of $3.3 billion, up 19% compared with the same quarter last year, while total non-GAAP revenues increased 23% to $3.4 billion for the quarter. GAAP earnings per share were $0.15, down 2% from Q2 last year, while non-GAAP earnings per share were $0.19, up 16%. Quarterly GAAP net income was $798 million, down 2%, while non-GAAP net income was $972 million, up 16% compared with the same quarter last year. This included a year-over-year, negative currency impact of 3%.

Second quarter GAAP total software revenues were up 18% to $2.6 billion, while non-GAAP total software revenues were up 22% to $2.7 billion, compared to the same quarter last year. Quarterly GAAP database and middleware new license revenues were up 5% to $785 million, while GAAP applications new license revenues were up 24% to $266 million. GAAP services revenues were up 26% to $675 million.

“In spite of currency moving during the quarter nearly 5% in the wrong direction, we reported revenues of $3.4 billion and earnings per share of 19 cents,” said Oracle President and CFO, Safra Catz. “Our subscription base is now over 300,000 contracts with a total annual value of $7.3 billion.”

“The most difficult place to beat SAP is in their home country of Germany,” said Oracle President, Charles Phillips. “Oracle winning the applications business at SAP’s retail systems development partner, German retailer Karstadt, is dramatic proof that our vertical industry strategy is working in the industries that we’ve targeted.”

- more -

“Since our acquisition, customers running PeopleSoft products have registered substantially improved satisfaction levels,” said Oracle CEO, Larry Ellison. “As a result those customers are now renewing their support contracts at a higher rate than when PeopleSoft was a stand-alone company. Nobody predicted that. They’re happy, we’re happy.”

Oracle Corporation is the world’s largest enterprise software company. For more information about Oracle, including supplemental financial information, please visit Oracle on the web at www.oracle.com/investor or call Investor Relations at (650) 506-4073.

“Safe Harbor” Statement: Statements in this press release relating to Oracle’s future plans and prospects are “forward-looking statements” and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Economic, political and market conditions could adversely affect our revenue growth and profitability through reductions in IT budgets and expenditures. (2) We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, unanticipated fluctuations in currency exchange rates, delays in delivery of new products or releases, or a decline in our renewal rates for software license updates and product support. (3) We cannot assure market acceptance of new products or new versions of existing products. (4) We have an active acquisition program (including our previously announced proposed acquisition of Siebel Systems, Inc.), and our acquisitions may not be successful, may involve unanticipated costs or other integration issues, or may disrupt our existing operations. (5) Periodic changes to our pricing model and sales organization could temporarily disrupt operations and cause a decline or delay in sales. (6) Intense competitive forces demand rapid technological advances and frequent new product introductions, and could require us to reduce prices. A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Factors That May Affect Our Future Results or the Market Price of Our Stock.” Copies of these filings are available online from the SEC or by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or by clicking on SEC Filings on Oracle’s Investor Relations website at http://www.oracle.com/investor. All information set forth in this release is current as of December 15, 2005. Oracle undertakes no duty to update any statement in light of new information or future events.

ORACLE CORPORATION

Q2 FISCAL 2006 QUARTER TO DATE FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per share data)

	Three Months Ended November 30,		Three Months Ended November 30,		% Increase (Decrease) in US $		% Increase (Decrease) in Constant Currency (1)
	2005	% of Revenues	2004	% of Revenues

REVENUES
New software licenses	$1,058	32%	$971	35%	9%		12%
Software license updates and product support	1,559	48%	1,252	46%	25%		27%

Software Revenues	2,617	80%	2,223	81%	18%		20%

Services	675	20%	533	19%	26%		29%

Total Revenues	3,292	100%	2,756	100%	19%		22%

OPERATING EXPENSES (2)
Sales and marketing	706	22%	555	20%	27%		29%
Software license updates and product support	175	5%	141	5%	24%		26%
Cost of services	582	18%	449	16%	30%		32%
Research and development	468	14%	320	12%	46%		47%
General and administrative	109	3%	130	5%	(16%	)	(15%	)
Amortization of intangible assets	126	4%	7	0%	*		*
Acquisition related	10	0%	23	1%	*		*

Total Operating Expenses	2,176	66%	1,625	59%	34%		36%

OPERATING INCOME	1,116	34%	1,131	41%	(1%	)	2%
Interest expense	(16)	0%	(6)	0%	*		*
Non-operating income, net	22	0%	29	1%	(25%	)	(22%	)

INCOME BEFORE PROVISION FOR INCOME TAXES	1,122	34%	1,154	42%	(3%	)	1%

Provision for income taxes	324	10%	339	12%	(4%	)	(4%	)

NET INCOME	$798	24%	$815	30%	(2%	)	3%

EARNINGS PER SHARE:
Basic	$0.15		$0.16		(3%	)
Diluted	$0.15		$0.16		(2%	)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	5,152		5,123		1%
Diluted	5,238		5,218		0%

* not meaningful

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on May 31, 2005, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. The United States dollar strengthened relative to major international currencies in the three months ended November 30, 2005 compared with the corresponding prior year period, reducing revenue growth by 3 percentage points, operating expense growth by 2 percentage points and operating income growth by 3 percentage points.

(2)	Certain prior period balances have been reclassified to conform to the current period presentation.

ORACLE CORPORATION

Q2 FISCAL 2006 QUARTER TO DATE FINANCIAL RESULTS

NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)

(in millions, except per share data)

	Three Months Ended November 30,			Three Months Ended November 30,			Non-GAAP
	2005 Reported	Adj.	2005 Non- GAAP	2004 Reported	Adj.	2004 Non- GAAP	% Increase (Decrease) in US $		% Increase (Decrease) in Constant Currency

REVENUES
New software licenses	$1,058	$—	$1,058	$971	$—	$971	9%		12%
Software license updates and product support (2)	1,559	102	1,661	1,252	—	1,252	33%		35%

Software Revenues	2,617	102	2,719	2,223	—	2,223	22%		25%

Services	675	—	675	533	—	533	26%		29%

Total Revenues	3,292	102	3,394	2,756	—	2,756	23%		26%

OPERATING EXPENSES
Sales and marketing (3)	706	(1)	705	555	—	555	27%		29%
Software license updates and product support (3)	175	—	175	141	—	141	24%		25%
Cost of services (3)	582	(2)	580	449	—	449	29%		32%
Research and development (3)	468	(4)	464	320	—	320	45%		46%
General and administrative	109	—	109	130	—	130	(16%	)	(15%	)
Amortization of intangible assets (4)	126	(126)	—	7	(7)	—	*		*
Acquisition related (5)	10	(10)	—	23	(23)	—	*		*

Total Operating Expenses	2,176	(143)	2,033	1,625	(30)	1,595	28%		29%

OPERATING INCOME	1,116	245	1,361	1,131	30	1,161	17%		21%
Interest expense	(16)	—	(16)	(6)	—	(6)	*		*
Non-operating income, net	22	—	22	29	—	29	(25%	)	(22%	)

INCOME BEFORE PROVISION FOR INCOME TAXES	1,122	245	1,367	1,154	30	1,184	15%		19%

Income tax effect on above adjustments (6)	324	71	395	339	8	347	13%		14%

NET INCOME	$798	$174	$972	$815	$22	$837	16%		21%

EARNINGS PER SHARE:
Basic	$0.15		$0.19	$0.16		$0.16	16%
Diluted	$0.15		$0.19	$0.16		$0.16	16%

* not meaningful

(1)	To supplement our financial results presented on a GAAP basis, we use non-GAAP measures of net income and diluted earnings per share, which exclude certain business combination accounting entries and expenses related to acquisitions that we believe are helpful in understanding our past financial performance and prospects for the future. Management uses the non-GAAP financial results as one factor in its planning and forecasting of future periods. The non-GAAP financial results are presented here with the intent of providing additional information about our operating results and trends. We believe the non-GAAP measures are useful in that they enable investors to segregate business combination accounting and acquisition-related expenses from our GAAP results, consider the impact of business combination accounting adjustments and compare our results to our performance in periods prior to our acquisitions. The presentation of non-GAAP financial results is not meant to be considered in isolation or as a substitute for net income or diluted earnings per share prepared in accordance with GAAP. Investors should be aware that non-GAAP measures have inherent limitations and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP.

(2)	We estimated the fair value of support obligations assumed in connection with business acquisitions made during fiscal 2005 and the first half of fiscal 2006. Due to our application of business combination accounting rules, software license updates and product support revenues related to support contracts assumed in business acquisitions in the amount of $102 million, which would have been otherwise recorded by the acquired entities, were not recognized as revenue by Oracle during the three months ended November 30, 2005. As customers renew these support contracts over the next year, we will recognize revenue for the full contract value over the support period.

(3)	Non-GAAP adjustment represents stock-based compensation related to unvested stock options assumed in connection with acquisitions.

(4)	Primarily represents the amortization of intangible assets acquired in connection with our acquisition of PeopleSoft.

(5)	Acquisition related charges primarily consist of in-process research and development expenses, integration-related professional services, stock-compensation expenses and personnel related costs for transitional employees, as well as costs associated with our tender offer for PeopleSoft prior to the agreement date. Stock-based compensation included in acquisition related charges resulted from unvested options assumed in the PeopleSoft acquisition whose vesting was fully accelerated upon termination of the employees pursuant to the terms of these options.

(6)	The income tax provision was calculated reflecting a tax rate of 28.9% and 29.4% in the second quarter of fiscal 2006 and 2005, respectively.

ORACLE CORPORATION

Q2 FISCAL 2006 YEAR TO DATE FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per share data)

	Six Months Ended November 30,		Six Months Ended November 30,		% Increase (Decrease) in US $		% Increase (Decrease) in Constant Currency (1)
	2005	% of Revenues	2004	% of Revenues

REVENUES
New software licenses	$1,687	28%	$1,534	31%	10%		11%
Software license updates and product support	3,061	50%	2,427	49%	26%		26%

Software Revenues	4,748	78%	3,961	80%	20%		21%

Services	1,312	22%	1,010	20%	30%		31%

Total Revenues	6,060	100%	4,971	100%	22%		23%

OPERATING EXPENSES (2)
Sales and marketing	1,321	22%	1,035	21%	28%		28%
Software license updates and product support	335	6%	277	6%	21%		21%
Cost of services	1,145	19%	868	17%	32%		32%
Research and development	868	14%	623	13%	39%		39%
General and administrative	265	4%	255	5%	4%		4%
Amortization of intangible assets	249	4%	16	0%	*		*
Acquisition related	38	1%	52	1%	*		*
Restructuring	11	0%	—	0%	*		*

Total Operating Expenses	4,232	70%	3,126	63%	35%		36%

OPERATING INCOME	1,828	30%	1,845	37%	(1%	)	1%
Interest expense	(37)	0%	(11)	0%	*		*
Non-operating income, net	63	1%	58	1%	9%		11%

INCOME BEFORE PROVISION FOR INCOME TAXES	1,854	31%	1,892	38%	(2%	)	0%

Provision for income taxes	538	9%	568	11%	(5%	)	(4%	)

NET INCOME	$1,316	22%	$1,324	27%	(1%	)	1%

EARNINGS PER SHARE:
Basic	$0.26		$0.26		(1%	)
Diluted	$0.25		$0.25		(1%	)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	5,150		5,139		0%
Diluted	5,241		5,229		0%

* not meaningful

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on May 31, 2005, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. The United States dollar strengthened relative to major international currencies in the six months ended November 30, 2005 compared with the corresponding prior year period, reducing revenue growth by 1 percentage point, operating expense growth by 1 percentage point and operating income growth by 2 percentage points.

(2)	Certain prior period balances have been reclassified to conform to the current period presentation.

ORACLE CORPORATION

Q2 FISCAL 2006 YEAR TO DATE FINANCIAL RESULTS

NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)

(in millions, except per share data)

	Six Months Ended November 30,			Six Months Ended November 30,			Non-GAAP
	2005 Reported	Adj.	2005 Non- GAAP	2004 Reported	Adj.	2004 Non- GAAP	% Increase in US $	% Increase in Constant Currency

REVENUES
New software licenses	$1,687	$—	$1,687	$1,534	$—	$1,534	10%	11%
Software license updates and product support (2)	3,061	240	3,301	2,427	—	2,427	36%	36%

Software Revenues	4,748	240	4,988	3,961	—	3,961	26%	27%

Services	1,312	—	1,312	1,010	—	1,010	30%	31%

Total Revenues	6,060	240	6,300	4,971	—	4,971	27%	27%

OPERATING EXPENSES
Sales and marketing (3)	1,321	(3)	1,318	1,035	—	1,035	27%	28%
Software license updates and product support (3)	335	(1)	334	277	—	277	21%	21%
Cost of services (3)	1,145	(4)	1,141	868	—	868	31%	32%
Research and development (3)	868	(8)	860	623	—	623	38%	38%
General and administrative	265	—	265	255	—	255	4%	4%
Amortization of intangible assets (4)	249	(249)	—	16	(16)	—	*	*
Acquisition related (5)	38	(38)	—	52	(52)	—	*	*
Restructuring (6)	11	(11)	—	—	—	—	*	*

Total Operating Expenses	4,232	(314)	3,918	3,126	(68)	3,058	28%	28%

OPERATING INCOME	1,828	554	2,382	1,845	68	1,913	25%	26%
Interest expense	(37)	—	(37)	(11)	—	(11)	*	*
Non-operating income, net	63	—	63	58	—	58	9%	11%

INCOME BEFORE PROVISION FOR INCOME TAXES	1,854	554	2,408	1,892	68	1,960	23%	24%

Provision for income taxes (7)	538	160	698	568	20	588	19%	20%

NET INCOME	$1,316	$394	$1,710	$1,324	$48	$1,372	25%	26%

EARNINGS PER SHARE:
Basic	$0.26		$0.33	$0.26		$0.27	25%
Diluted	$0.25		$0.33	$0.25		$0.26	25%

* not meaningful

(1)	To supplement our financial results presented on a GAAP basis, we use non-GAAP measures of net income and diluted earnings per share, which exclude certain business combination accounting entries and expenses related to acquisitions that we believe are helpful in understanding our past financial performance and prospects for the future. Management uses the non-GAAP financial results as one factor in its planning and forecasting of future periods. The non-GAAP financial results are presented here with the intent of providing additional information about our operating results and trends. We believe the non-GAAP measures are useful in that they enable investors to segregate business combination accounting and acquisition-related expenses from our GAAP results, consider the impact of business combination accounting adjustments and compare our results to our performance in periods prior to our acquisitions. The presentation of non-GAAP financial results is not meant to be considered in isolation or as a substitute for net income or diluted earnings per share prepared in accordance with GAAP. Investors should be aware that non-GAAP measures have inherent limitations and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP.

(2)	We estimated the fair value of support obligations assumed in connection with business acquisitions made during fiscal 2005 and the first half of fiscal 2006. Due to our application of business combination accounting rules, software license updates and product support revenues related to support contracts assumed in business acquisitions in the amount of $240 million, which would have been otherwise recorded by the acquired entities, were not recognized as revenue by Oracle during the six months ended November 30, 2005. As customers renew these support contracts over the next year, we will recognize revenue for the full contract value over the support period.

(3)	Non-GAAP adjustment represents stock-based compensation related to unvested stock options assumed in connection with acquisitions.

(4)	Primarily represents the amortization of intangible assets acquired in connection with our acquisition of PeopleSoft.

(5)	Acquisition related charges primarily consist of in-process research and development expenses, integration-related professional services, stock-compensation expenses and personnel related costs for transitional employees, as well as costs associated with our tender offer for PeopleSoft prior to the agreement date. Stock-based compensation included in acquisition related charges resulted from unvested options assumed in the PeopleSoft acquisition whose vesting was fully accelerated upon termination of the employees pursuant to the terms of these options.

(6)	Restructuring costs relate to Oracle employee severance and Oracle duplicate facility closures.

(7)	The income tax provision was calculated reflecting a tax rate of 29.0% and 30.0% in the first half of fiscal 2006 and 2005, respectively.

ORACLE CORPORATION

Q2 FISCAL 2006 FINANCIAL RESULTS

CONDENSED CONSOLIDATED BALANCE SHEETS (1)

($ in millions)

	November 30, 2005	May 31, 2005

ASSETS

Current Assets:
Cash and cash equivalents	$2,837	$3,894
Marketable securities	566	877
Trade receivables, net	1,976	2,570
Deferred tax assets	471	486
Other current assets	416	621

Total Current Assets	6,266	8,448

Non-Current Assets:
Property, net	1,366	1,442
Intangible assets, net	3,269	3,373
Goodwill	7,366	7,003
Other assets	1,079	421

Total Non-Current Assets	13,080	12,239

TOTAL ASSETS	$19,346	$20,687

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Short-term borrowings and current portion of long-term debt	$907	$2,693
Accounts payable	240	230
Income taxes payable	667	904
Accrued compensation and related benefits	699	923
Accrued restructuring	73	156
Deferred revenues	2,183	2,289
Other current liabilities	794	868

Total Current Liabilities	5,563	8,063

Non-Current Liabilities:
Long-term debt	156	159
Deferred tax liabilities	950	1,010
Accrued restructuring	91	120
Deferred revenues	89	126
Other long-term liabilities	382	372

Total Non-Current Liabilities	1,668	1,787

Stockholders’ Equity	12,115	10,837

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$19,346	$20,687

(1)	Certain prior period balances have been reclassified to conform to the current period presentation.

ORACLE CORPORATION

Q2 FISCAL 2006 YEAR TO DATE FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (1)

($ in millions)

	Six Months Ended November 30,
	2005	2004

Cash Flows From Operating Activities:
Net income	$1,316	$1,324
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	110	89
Amortization of intangible assets	249	16
Deferred income taxes	(65)	(42)
Minority interests in income	17	19
Amortization of stock-based compensation	20	—
In-process research and development	12	—
Changes in operating assets and liabilities, net of effects from acquisitions:
Decrease in trade receivables	558	527
Decrease in prepaid expenses and other assets	158	152
Decrease in accounts payable and other liabilities	(308)	(267)
(Decrease) Increase in income taxes payable	(219)	38
Decrease in deferred revenues	(92)	(57)

Net cash provided by operating activities	1,756	1,799

Cash Flows From Investing Activities:
Purchases of marketable securities	(926)	(5,097)
Proceeds from maturities and sale of marketable securities	1,203	6,011
Acquisitions, net of cash acquired	(498)	—
Purchase of equity investment	(605)	—
Capital expenditures	(86)	(92)
Proceeds from sales of property	89	—
Increase in other assets	(3)	(4)

Net cash (used for) provided by investing activities	(826)	818

Cash Flows From Financing Activities:
Payments for repurchase of common stock	(324)	(1,095)
Proceeds from issuance of common stock	245	165
Proceeds from borrowings	6,518	—
Payments of debt	(8,321)	—
Distributions to minority interests	(23)	(26)

Net cash used for financing activities	(1,905)	(956)

Effect of exchange rate changes on cash and cash equivalents	(82)	106

Net (decrease) increase in cash and cash equivalents	(1,057)	1,767

Cash and cash equivalents at beginning of period	3,894	4,138

Cash and cash equivalents at end of period	$2,837	$5,905

(1)	Certain prior period balances have been reclassified to conform to the current period presentation.

ORACLE CORPORATION

Q2 FISCAL 2006 FINANCIAL RESULTS

FREE CASH FLOW - TRAILING 4-QUARTERS (1)

($ in millions)

	Fiscal 2005				Fiscal 2006
	Q1	Q2	Q3	Q4	Q1	Q2 (2)	Q3	Q4

GAAP Operating Cash Flow	$3,350	$3,386	$3,575	$3,552	$3,596	$3,509
Capital Expenditures (3)	(147)	(178)	(195)	(188)	(206)	(182)

Free Cash Flow	$3,203	$3,208	$3,380	$3,364	$3,390	$3,327

% Growth	16%	12%	27%	12%	6%	4%

GAAP Net Income	$2,749	$2,948	$2,854	$2,886	$2,896	$2,878
Free Cash Flow as a % of Net Income	117%	109%	118%	117%	117%	116%

(1)	To supplement our statements of cash flows presented on a GAAP basis, we use non-GAAP measures of cash flows on a trailing 4-quarter basis to analyze cash flow generated from operations. We believe free cash flow is also useful as one of the bases for comparing our performance with our competitors. The presentation of non-GAAP free cash flow is not meant to be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity.

(2)	Free cash flow and free cash flow as a percent of GAAP net income for the first half of fiscal 2006 and first half of fiscal 2005:

	First Half of Fiscal 2005	First Half of Fiscal 2006

GAAP Operating Cash Flow	$1,799	$1,756
Capital Expenditures	(92)	(86)

Free Cash Flow	$1,707	$1,670

% Growth	13%	(2)%

GAAP Net Income	$1,324	$1,316
Free Cash Flow as a % of Net Income	129%	127%

(3)	Represents capital expenditures as reported in cash flows from investing activities of our cash flow statements presented in accordance with U.S. generally accepted accounting principles.

ORACLE CORPORATION

Q2 FISCAL 2006 FINANCIAL RESULTS

SUPPLEMENTAL ANALYSIS OF GEOGRAPHIC REVENUES AND HEADCOUNT (1)

(in millions, except headcount data)

	Fiscal 2005					Fiscal 2006
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

GEOGRAPHIC REVENUES
REVENUES
Americas	$1,091	$1,292	$1,437	$1,977	$5,798	$1,476	$1,733			$3,209
Europe, Middle East & Africa	778	1,062	1,088	1,361	4,288	883	1,090			1,972
Asia Pacific	346	402	425	540	1,713	409	469			879

Total Revenues	$2,215	$2,756	$2,950	$3,878	$11,799	$2,768	$3,292			$6,060

HEADCOUNT
GEOGRAPHIC AREA
Domestic	16,458	16,347	21,774	21,544		21,198	21,133
International	25,610	26,233	29,107	28,328		28,318	30,021

Total Company	42,068	42,580	50,881	49,872		49,516	51,154

(1)	The sum of the quarterly financial information may vary from the year-to-date financial information due to rounding.

ORACLE CORPORATION

Q2 FISCAL 2006 FINANCIAL RESULTS

ESTIMATED NON-GAAP TOTAL PRODUCT REVENUE ANALYSIS (1) (2) (3)

($ in millions)

	Fiscal 2005										Fiscal 2006
	Q1		Q2		Q3		Q4		Total		Q1		Q2		Q3	Q4	Total

NON-GAAP APPLICATIONS REVENUES
New software licenses	$69		$215		$152		$350		$785		$127		$266				$393
Software license updates and product support	238		254		494		622		1,608		605		604				1,209

Software Revenues	307		469		646		972		2,393		732		870				1,602
Services	190		216		348		435		1,189		379		412				791

Total Application Related Revenues	$497		$685		$994		$1,407		$3,582		$1,111		$1,282				$2,393

AS REPORTED REVENUE GROWTH RATES
New software licenses	(36%	)	57%		9%		52%		28%		84%		24%				39%
Software license updates and product support	8%		7%		108%		160%		72%		154%		138%				146%
Software Revenues	(6%	)	25%		71%		107%		54%		138%		85%				106%
Services	(12%	)	2%		71%		87%		38%		99%		91%				95%
Total Application Related Revenues	(9%	)	17%		71%		100%		48%		124%		87%				102%

CONSTANT CURRENCY GROWTH RATES
New software licenses	(38%	)	51%		7%		49%		25%		82%		27%				40%
Software license updates and product support	4%		3%		104%		155%		67%		150%		141%				146%
Software Revenues	(9%	)	21%		68%		103%		50%		135%		88%				107%
Services	(15%	)	(1%	)	67%		83%		33%		96%		95%				96%
Total Application Related Revenues	(11%	)	13%		68%		96%		44%		120%		91%				103%

NON-GAAP DATABASE & MIDDLEWARE REVENUES
New software licenses	$494		$756		$795		$1,259		$3,306		$502		$792				$1,294
Software license updates and product support	938		998		1,038		1,070		4,042		1,036		1,057				2,092

Software Revenues	1,432		1,754		1,833		2,329		7,349		1,538		1,849				3,386
Services	286		317		266		320		1,189		258		263				521

Total Database and Middleware Related Revenues	$1,718		$2,071		$2,099		$2,649		$8,539		$1,796		$2,112				$3,907

AS REPORTED REVENUE GROWTH RATES
New software licenses	18%		5%		12%		16%		13%		2%		5%				4%
Software license updates and product support	15%		14%		11%		11%		12%		10%		6%				8%
Software Revenues	16%		10%		11%		14%		13%		7%		5%				6%
Services	(4%	)	0%		(6%	)	(2%	)	(3%	)	(10%	)	(17%	)			(14%	)
Total Database and Middleware Related Revenues	12%		8%		9%		12%		10%		5%		2%				3%

CONSTANT CURRENCY GROWTH RATES
New software licenses	14%		1%		9%		13%		9%		0%		8%				5%
Software license updates and product support	11%		10%		7%		7%		9%		9%		8%				8%
Software Revenues	12%		6%		8%		10%		9%		6%		8%				7%
Services	(7%	)	(5%	)	(8%	)	(5%	)	(6%	)	(11%	)	(16%	)			(13%	)
Total Database and Middleware Related Revenues	8%		4%		5%		8%		7%		4%		4%				4%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	Oracle tracks new software license revenues by product. Software license updates and product support revenues, along with the services revenues shown here, represent Oracle's estimate of revenues that relate to database and middleware products, as well as application products.

(3)	To supplement our financial results presented on a GAAP basis, we use non-GAAP measures of revenues, which excludes the business combination accounting entry related to the fair value of support obligations, as described below, that we believe is helpful in understanding our past financial performance and prospects for the future. Management uses non-GAAP revenues as one factor in its planning and forecasting of future periods. The non-GAAP revenues are presented here with the intent of providing additional information about our operating results and trends, as well as our marketplace performance. We believe the non-GAAP revenues are useful in that they enable investors to segregate business accounting entries from our GAAP results, consider the impact of business combination accounting adjustments and compare our results to our performance in periods prior to our acquisitions. The presentation of non-GAAP financial revenues is not meant to be considered in isolation or as a substitute for revenues prepared in accordance with GAAP. Investors should be aware that non-GAAP revenues have inherent limitations and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP.

We estimated the fair value of support obligations assumed in connection with business acquisitions made during fiscal 2005 and the first half of fiscal 2006. Due to our application of business combination accounting rules, software license updates and product support revenues related to support contracts assumed in business acquisitions in the amount of $102 million in the second quarter of fiscal 2006 and $240 million in the first half of fiscal 2006, which would have been otherwise recorded by the acquired entities, were not recognized as revenue by Oracle during the six months ended November 30, 2005. As customers renew these support contracts over the next year, we will recognize revenue for the full contract value over the support period.

ORACLE CORPORATION

Q2 FISCAL 2006 FINANCIAL RESULTS

SUPPLEMENTAL NON-GAAP REVENUE ANALYSIS (1) (2)

($ in millions)

	Fiscal 2005							Fiscal 2006
	Q1		Q2		Q3	Q4	Total	Q1	Q2	Q3	Q4	Total

TOTAL NON-GAAP REVENUES
New software licenses	$563		$971		$947	$1,609	$4,091	$629	$1,058			$1,687
Software license updates and product support	1,176		1,252		1,532	1,692	5,650	1,641	1,661			3,301

Software Revenues	1,739		2,223		2,479	3,301	9,741	2,270	2,719			4,988
Consulting	355		395		470	589	1,810	481	506			987
On Demand	71		72		76	80	299	84	87			171
Education	50		66		68	86	269	72	82			154

Services Revenues	476		533		614	755	2,378	637	675			1,312

Total Revenues	$2,215		$2,756		$3,093	$4,056	$12,119	$2,907	$3,394			$6,300

AS REPORTED REVENUE GROWTH RATES
New software licenses	7%		14%		12%	23%	16%	12%	9%			10%
Software license updates and product support	14%		12%		30%	40%	25%	40%	33%			36%
Software Revenues	12%		13%		23%	31%	21%	31%	22%			26%
Consulting	(11%	)	0%		26%	40%	14%	35%	28%			32%
On Demand	18%		11%		23%	13%	16%	18%	21%			20%
Education	(11%	)	(3%	)	36%	32%	13%	44%	24%			33%
Services Revenues	(7%	)	1%		26%	35%	14%	34%	26%			30%

Total Revenues	7%		10%		23%	32%	19%	31%	23%			27%

CONSTANT CURRENCY GROWTH RATES
New software licenses	3%		9%		8%	20%	12%	10%	12%			11%
Software license updates and product support	10%		8%		27%	36%	21%	38%	35%			36%
Software Revenues	8%		9%		20%	28%	17%	29%	25%			27%
Consulting	(13%	)	(4%	)	22%	36%	12%	34%	31%			33%
On Demand	14%		7%		20%	10%	14%	17%	22%			19%
Education	(14%	)	(8%	)	33%	28%	10%	42%	28%			33%
Services Revenues	(10%	)	(3%	)	23%	32%	10%	32%	29%			31%

Total Revenues	3%		6%		19%	29%	15%	29%	26%			27%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	To supplement our financial results presented on a GAAP basis, we use non-GAAP measures of revenues, which excludes the business combination accounting entry related to the fair value of support obligations, as described below, that we believe is helpful in understanding our past financial performance and prospects for the future. Management uses non-GAAP revenues as one factor in its planning and forecasting of future periods. The non-GAAP revenues are presented here with the intent of providing additional information about our operating results and trends, as well as our marketplace performance. We believe the non-GAAP revenues are useful in that they enable investors to segregate business accounting entries from our GAAP results, consider the impact of business combination accounting adjustments and compare our results to our performance in periods prior to our acquisitions. The presentation of non-GAAP financial revenues is not meant to be considered in isolation or as a substitute for revenues prepared in accordance with GAAP. Investors should be aware that non-GAAP revenues have inherent limitations and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP.

We estimated the fair value of support obligations assumed in connection with business acquisitions made during fiscal 2005 and the first half of fiscal 2006. Due to our application of business combination accounting rules, software license updates and product support revenues related to support contracts assumed in business acquisitions in the amount of $102 million in the second quarter of fiscal 2006 and $240 million in the first half of fiscal 2006, which would have been otherwise recorded by the acquired entities, were not recognized as revenue by Oracle during the six months ended November 30, 2005. As customers renew these support contracts over the next year, we will recognize revenue for the full contract value over the support period.

ORACLE CORPORATION

Q2 FISCAL 2006 FINANCIAL RESULTS

SUPPLEMENTAL GEOGRAPHIC NEW SOFTWARE LICENSE REVENUES ANALYSIS (1) (2)

($ in millions)

	Fiscal 2005							Fiscal 2006
	Q1		Q2		Q3	Q4	TOTAL	Q1		Q2		Q3	Q4	TOTAL

AMERICAS
Database & Middleware	$197		$285		$289	$542	$1,313	$194		$327				$522
Applications	30		116		91	229	466	75		163				238

New Software License Revenues	$227		$401		$380	$771	$1,779	$269		$490				$760

AS REPORTED GROWTH RATES
Database & Middleware	22%		(5%	)	14%	29%	16%	(2%	)	15%				8%
Applications	(27%	)	53%		7%	71%	39%	150%		41%				63%
New Software License Revenues	12%		7%		12%	39%	21%	19%		22%				21%
CONSTANT CURRENCY GROWTH RATES
Database & Middleware	21%		(5%	)	12%	27%	15%	(4%	)	13%				7%
Applications	(27%	)	51%		7%	69%	38%	148%		40%				62%
New Software License Revenues	11%		7%		11%	37%	20%	17%		21%				19%

EUROPE / MIDDLE EAST / AFRICA
Database & Middleware	$158		$304		$325	$483	$1,270	$164		$282				$447
Applications	28		80		44	76	227	38		75				113

New Software License Revenues	$186		$384		$369	$559	$1,497	$202		$357				$560

AS REPORTED GROWTH RATES
Database & Middleware	10%		16%		12%	7%	11%	4%		(7%	)			(3%	)
Applications	(49%	)	67%		7%	6%	5%	38%		(6%	)			5%
New Software License Revenues	(6%	)	23%		11%	7%	10%	9%		(7%	)			(2%	)
CONSTANT CURRENCY GROWTH RATES
Database & Middleware	3%		5%		6%	3%	4%	3%		0%				1%
Applications	(53%	)	54%		2%	3%	0%	36%		1%				10%
New Software License Revenues	(12%	)	13%		6%	3%	4%	8%		0%				3%

ASIA PACIFIC
Database & Middleware	$131		$160		$168	$222	$682	$134		$176				$309
Applications	11		19		17	45	92	14		28				42

New Software License Revenues	$142		$179		$185	$267	$774	$148		$203				$351

AS REPORTED GROWTH RATES
Database & Middleware	27%		7%		8%	10%	12%	2%		9%				6%
Applications	0%		46%		21%	80%	46%	28%		48%				41%
New Software License Revenues	25%		10%		9%	18%	15%	4%		13%				9%
CONSTANT CURRENCY GROWTH RATES
Database & Middleware	21%		3%		3%	7%	8%	0%		14%				8%
Applications	0%		38%		23%	72%	42%	23%		50%				40%
New Software License Revenues	19%		6%		5%	14%	11%	2%		18%				11%

TOTAL COMPANY
Database & Middleware	$486		$749		$782	$1,247	$3,265	$492		$785				$1,278
Applications	69		215		152	350	785	127		266				393

New Software License Revenues	$555		$964		$934	$1,597	$4,050	$619		$1,051				$1,671

AS REPORTED GROWTH RATES
Database & Middleware	19%		5%		12%	16%	13%	1%		5%				3%
Applications	(36%	)	57%		9%	52%	28%	84%		24%				39%
New Software License Revenues	8%		14%		11%	22%	15%	12%		9%				10%
CONSTANT CURRENCY GROWTH RATES
Database & Middleware	14%		1%		8%	13%	9%	(0%	)	8%				5%
Applications	(38%	)	51%		7%	49%	25%	82%		27%				40%
New Software License Revenues	4%		9%		8%	20%	12%	10%		12%				11%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	New Software License Revenues presented exclude documentation and miscellaneous revenues.